Private and Confidential



L & L INTERNATIONAL HOLDINGS, INC.

Seattle . Hong Kong . Beijing . Shenzhen . Liuzhou . Kunming



Management Presentation

May 1, 2008

Safe Harbour Statement

Safe Harbour Statement
Under the Private Securities Litigation Reform Act of 1995

Safe Harbor Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995: This presentation contains "forward-looking" statements, which are not historical facts, but are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to analyses and other information based on forecasts of future results and estimates of amounts not yet determinable. These statements also relate to our future prospects and proposed new products, services, developments or business strategies. These forward-looking statements are identified by their use of terms and phrases such as "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "will", "continue" and other similar terms and phrases, including references to assumptions. Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to changes and to inherent known and unknown risks and uncertainties. We do not intend, and undertake no obligation, to update our forward-looking statements to reflect future events or circumstances.

Company Overview

- L & L International Holdings was founded by Dickson Lee in 1995. L&L is incorporated in Nevada and headquartered in Seattle, WA
- The company has approx. 400 employees and operates two divisions
  - Energy division - growth focus
  - Compressor division, to spin-off
- L&L is aggressively acquiring established growing energy entities and coal mines, using its management skills, US accounting and financial knowledge to take advantage of growing Chinese markets
- L&L has many strong and long term relations with the local governments and with the producers of coal in Yunnan province of China

Equity Snapshot

Ticker:	LLFH
Exchange:	OTC Bulletin Board
Shares Outstanding:	19,921,498
Insider/Management:	61.5%
Float:	38.5%

Company in process of upgrading to NASDAQ

Financials (in millions USD)

	2006	2007	9M 2008
Revenue:	13.1	19.0	24.1
EBITDA:	0.5	0.3	1.4
EBIT:	0.3	0.1	1.2

Fiscal year end: 4/30

Investment Highlights

- Established solid network - via existing coal wholesale operations.
- Starting vertical integration - to supply high grade coking coal & coke to China's booming iron & steel industry
- Secured 53.2 million tons reserves of high grade coking coal - to become a major, long term player. Coal reserve has a value of approx. $7.3 billion (using historical $138 per ton as a basis)
- Strong demand and government closures of small producers create attractive price outlook
- Option to purchase large scale coking plants, and enhance profits via sale of valuable by-products
- Experienced management with deep industry experience, strong local ties, and US markets knowledge

Milestones

1995	The company began operations to provide corporate financial consulting services under the name Lee & Lam Financial Consultants
1997	L&L expands operations into China and opens it's first office in Shenzhen City
2000	The company shifts its model to acquire and operate established businesses in China
2001	L&L becomes an SEC public reporting company in the US
2002	The company was appointed as Economic Advisor to the Municipal Government in Chen-Do City, China
2004	Acquisition of 60.4% of air compressor company LEK in Liuzhou, China
2005	Former US-Consul General in Shanghai, Joseph Borich, joins Board of Directors of L&L
2006	Acquisition of 60% of coal wholesaler KMC in Kunming, China
2007	Acquisition of remaining 40% of KMC, further enlarges mining capacity
2007	L&L entered into negotiations to acquire a coking facility in Kunming, China
2007	Acquisition of 80% of the coal reserves of the Tian-Ri coal mine in the Yunnan province, China
2008	Estimated sales $31.0 million with $2.1 million EBITDA (fiscal year ending 4/30/2008)

Operations in China


Coal Mine
Coal Wholesale
Coking Facility
SICHUAN
GUIZHOU
Kunming
Y U N N A N
GUANGXI
MYANMAR
VIETNAM
LAOS

Current Operations throughout China:

- **Kunming Coal (KMC)**
  Consolidator and wholesaler in Kunming, Yunnan province
- **LEK & LSP**
  Manufacturer & Sales of air compressors Liuzhou, Guangxi province


RUSSIA
MONGOLIA
NORTH KOREA
SOUTH KOREA
CHINA
East China Sea
INDIA
Yunnan
Taiwan
BURMA
VIETNAM
LAOS
Bay of Bengal
Hainan
South China Sea

Growth Strategy:

Kunming Coal	100.0%	Coal wholesaler
Tian-Ri Coal Mine	80.0%	Coal mine
Ming Long Coking Ltd. Co. *	55.0%	Coking facility

* under MOU

Company Structure



L&L International Holdings, Inc.
(US Reporting Co.)
Power Division*
Energy Division
LSP Technologies* (LSP)
Liu Er Kong * (LEK)
Kunming Coal (KMC)
Ming Long Coking Company**
Tian-Ri Coal Mine

LSP Technologies* (LSP)
- New factory, based in Liuzhou
- JV with Sullivan Palatek to market screw compressors in China

Liu Er Kong * (LEK)
- Original factory, based in Liuzhou
- Manufacturer & sales of piston air compressors

Kunming Coal (KMC)
- Based in Kunming
- Coal wholesale operations

Ming Long Coking Company**
- Based in Yunnan province
- Operates a coking facility

Tian-Ri Coal Mine
- a KMC Subsidiary, based in Yunnan
- Coal mine with exclusive drilling rights

* Non-core operation, L&L is evaluating strategic alternatives for this division

** Acquisition Target

L&L Coal Business Overview

Current operations:

Coal Supplier

- Coal is supplied from 5 local mines
- Mining companies bring coal to the consolidation point

L&L's Coal Wholesale

- Kunming Coal (KMC) operates the coal consolidation point
- Washing and cleaning of the coal at arrival
- Sorting coal by size and quality

Coal Customers

- Coal is sold mainly to the Kunming coking & gas factory
- Power companies collect the coal directly at the coal consolidation point

Gross margin 12.0%

Acquisition plan: Vertical expansion along the coal value chain

Acquisition of Coal Mine

- JV with Tian-Ri coal mine
- Government permit and reserve of an estimated value of $7.3 billion
- Production of 450,000 tons of coal in 2010

L&L's Coal Wholesale

- Kunming Coal (KMC) operates the coal consolidation point
- Washing and cleaning of the coal at arrival
- Sorting coal by size and quality

Acquisition of Coking Facility

- L&L will acquire 55% Ming Long Coking Company
- The company is projected to process approx. 900,000 tons of coke per year

Total gross margin 40.0%

Coal Market Overview (I)

- China is the world's largest coal producer and consumer
  - Produced 2.37 billion tons (bnt) in 2006, increased by over 1bnt (79%) since 2000
  - Consumption 38% world's coal - more than one third of the planet's coal
- With an economy growing in excess of 10% a year, demand for coal and other energy sources is outstripping supply and this will continue for the foreseeable future
  - 71% of China's energy production is from coal—China lacks of petroleum.
  - More demand and less supply - Coal demand increased 13% annually (past 3 years) while supply increasing only 7%

World's Largest Coal Consuming Countries


China
38.6%
US
18.4%
India
7.7%
Other
35.3%

Source: BP 2007 Statistical Review of World Energy

Coal Reserves by Country


in billion tons
246.6
157.0
114.5
92.4
78.5
48.8
34.2
31.3
14.0
10.1
USA
Russia
China
India
Australia
South Africa
Ukraine
Kaza-khstan
Poland
Brazil

Source: BP 2007 Statistical Review of World Energy

Coal Market Overview (II)

- Strong demand for steel is the main driver for the coke prosperity,
  - Construction demands raw steel, driving coal prices higher
  - Production of pig iron and raw steel is creating a "pull-demand" situation causing rapid increases in the price of coke and thereby in coal
  - China produced a total of 400 million tons of steel in 2006, a number that has grown annually by over 20% since 2003
  - The steel production is expected to reach approx. 550 million tons by 2010 and consumption is forecasted to account for 40% of global consumption
- Government legislation has established a policy to shut down small mines with less than 300,000 tons of annual production in 2008

In 2006 Chinese coal demand surpassed coal supply.
China is now a net importer of coal, and has restricted the export of high grade coal



in billion tons
3.0
2.5
2.0
1.5
1.0
Coal Demand
Coal Supply
1.42
1.45
1.69
1.72
1.94
1.99
2.17
2.20
2.39
2.37
2002
2003
2004
2005
2006

Source: China Energy Statistics Yearbook 2007

Energy Division: KMC

Business Description:

- With over 10 years of experience, L&L has it's roots in Yunnan Province, a major coal region in China
- Kunming Coal (KMC), the L&L subsidiary, is a coal wholesaler in Kunming, China:
  - Currently 5 mining partners supply coal to L&L
  - L&L operates 2 coal storage areas, has access railroad trains to transport coal

Following government "oligopoly" policy, to become a major player in coal industry

Location:



Kunming
Mongolia
Harbin
Urumqi
Dunhuang
Beijing
Chengdu
Wuhan
Lhasa
Guilin

Key Financials

- KMC coal sales increase 100% to $20.0 million (from 2005 of 120,000 tons to 2007 of 240,00 tons)
- Current monthly coal sales is 38,000 tons/month
- At a coal price of approx. $98.0 we project annual sales of approx. $45.0 million

Energy Division: Tian-Ri Mine

Exploration Rights
Very Key to Future Expansion

- L&L entered into a JV agreement with the Fu Yuan County Tian-Ri Coal Product Operating Department, the original owner of the Tian-Ri coal mine, in December 2007
- L&L has a 80.0% controlling interest for the coal reserves, including the drilling rights
- The coal mine covers approx. two square miles and is located in the Yunnan Province in China
- The Tian-Ri Coal Mine has an exclusive government exploration permit and has proven high grade (coking coal) reserves:
  - Per Xia Guang Geological Engineering Co. the reserves are above 52.3 million tons of high grade coking coal valued at $7.3 Billion using historical $137 per ton
  - Drillings confirm thicker layers of coal - greater than 11.05 meters of thickness coal, covering about 3.4 millions square meters

Tian-Ri Coal Mine Drilling
Core Sampling Testing



Commercialization Timeline for Tian-Ri Coal Mine

Jun 2008	Complete exploration and reports
Jul-Dec 2008	Obtain mining excavation plan and mine commercialization certificate
Jan 2009	Obtain mining commercialization (shaft and tunnel) design, order excavation equipment
Feb-Mar 2009	Complete initial construction of shaft and tunnels
May-Jun 2009	Coal production from shaft, complete equipment installation for second phase of excavation
Jun 2009	Obtain entire set of relevant certificates
Jul 2009	Initiate coal production

Spin-off the Power Division: LEK & LSP

Business Description LEK:

- LEK (Lui Er Kong) is located in Liuzhou City in the south of China
- Well-known brand name with 30 years in sales & manufacturing air compressors
- The company has 21 sales offices throughout China and a long established customer-base
- Breakdown of sold units:
  - 90% piston compressor
  - 10% screw compressor
- LEK has entered into a joint partnership with Sullivan Palatek:
  - Sullivan Palatek is a Michigan based manufacturer of screw-type compressors
  - The joint partnership LSP will be operated as a subsidiary of LEK

Business Description LSP:

- Joint venture with Sullivan Palatek
- L&L has a new facility to assemble high-end piston air compressors, under LSP brand name
  - LSP assemblies will use Sullivan Palatek core components made in the US, to ensure high quality
  - With components to be made in China, the price points will drop and the joint venture produced compressors will be very competitive in China



柳州利维(LSP)压缩机有限公司
LSP Technologies Inc

Acquisition: MLC Coking Company (I)

Ming-Long Coking Company (MLC) Background

- L&L will acquire a 60.0%+ interest in MLC
- The new coking facility includes 2 operations:
  - facility to produce 900,000 tons coke per year– completed
  - Need to compete Coke By-Products distillation facility
- L&L will supply coal from KMC as raw material to MLC
- Coke By-Products improve environment, with high margins. By-Products including:
  - Natural gas
  - Benzene
  - Methanol
- Once this vertical integration is executed, L&L will:
  - Further increase ML coking capacity to over 2 million tons
  - Start to acquire other existing coking facilities

MLC Coking Facility



Key Financials

- Current sales at approx. $48 million. Audit of $39 million as of 11/2007.
- When funding secured, sales can reach
  - 1st year of operation:
    $100 million in the first 12 months of full operations
  - 2nd year of operation:
    Increase sales to $140 million

Acquisition: MLC Coking Company (II)

Yunnan Coking Overview

- Majority of the coking factories are small with coking capacity less than 300,000 annual tons
- Only 3 other large coking facilities in Yunnan, excluding L&L's Ming Long, have large coking capacity

Competitors

- **Da-Wei Coking Factory**
  - 2 million tons capacity
- **Yeh Steel Coking Factory**
  - Old facilities with 0.7 million tons capacity
- **Kunming Coking and Gas Factory**
  - 1.0 million+ tons capacity
  - It has not acquired the land, nor completed its construction study
  - Does not receive a special government tax rebate

MLC Coking Company Expansion

Expansion Phases

Phase I - completed in 4/2007

- Construction of the initial 50% of the coking capacity (designated capacity 900,000 tons)
- Full operation of the first 450,000 tons coking facility of the right wing blast furnaces

Phase II - **completed** in 01/2008

- Build additional 450,000 tons of basting furnaces on the left wing
- Increased the total coking capacity to 900,000 tons

Phase III - to be completed in 11/2008, with proper funding

- Use the coking burning gas (as raw material) to generate Coke By-Products (i.e. natural gas, benzene, methanol, tar oil, natural gas) with higher margins with huge demand
- "Greening" of the coking factory.

Pro-Forma Income Statement

(Dollars in millions, Except as otherwise noted)

	Historical			Forecast	Projected Fiscal Year Ending April 30,		
	2006	2007	9M 2008	2008	2009	2010	2011
Revenue Mining	-	-	-	-	23.5	46.1	62.2
Revenue Coal Wholesale	-	7.4	17.3	20.0	66.0	104.0	145.5
Revenue Coking	-	-	-	-	144.0	170.1	287.8
Revenue Coking by-Products	-	-	-	-	28.8	34.0	57.6
Revenue LEK	13.1	11.6	6.8	12.0	-	-	-
Total Revenue	**$ 13.1**	**$ 19.0**	**$ 24.1**	**$ 32.0**	**$ 262.3**	**$ 354.1**	**$ 553.0**
COGS	9.4	15.3	20.8	27.0	163.7	215.1	327.4
Gross Profit	**$ 3.7**	**$ 3.7**	**$ 3.3**	**$ 5.0**	**$ 98.6**	**$ 139.0**	**$ 225.6**
Operating Costs	3.4	3.6	2.1	2.8	36.4	48.2	75.2
Operting Income	**$ 0.3**	**$ 0.1**	**$ 1.2**	**$ 2.2**	**$ 62.2**	**$ 90.8**	**$ 150.3**
Interest Expenses (Income)	0.0	0.2	0.2	0.1	2.1	(0.6)	(1.7)
Other Income (Expenses)	1.1	3.2	0.3	0.0	6.7	3.0	3.6
Income before tax	**$ 1.4**	**$ 3.1**	**$ 1.3**	**$ 2.0**	**$ 66.8**	**$ 94.4**	**$ 155.7**
Income tax	0.1	1.1	0.0	0.3	16.7	23.6	38.9
Minority interest, net of tax	0.9	1.1	0.3	0.4	12.0	15.9	26.1
Net Income	**$ 0.4**	**$ 0.9**	**$ 1.0**	**$ 1.4**	**$ 38.1**	**$ 54.9**	**$ 90.6**
EBITDA	**$ 0.5**	**$ 0.3**	**$ 1.4**	**$ 2.4**	**$ 65.2**	**$ 98.8**	**$ 159.9**
EBIT	**$ 0.3**	**$ 0.1**	**$ 1.2**	**$ 2.2**	**$ 62.2**	**$ 90.8**	**$ 150.3**
Operating Margins:							
Gross-Margin	28.2%	19.5%	13.7%	15.5%	37.6%	39.3%	40.8%
EBITDA-Margin	3.8%	1.6%	5.8%	7.4%	24.9%	27.9%	28.9%
EBIT-Margin	2.3%	0.5%	5.0%	6.8%	23.7%	25.6%	27.2%

Pro-Forma Revenue



600
500
400
300
200
100
0
$ in millions
CAGR: 107%
$7.1
$13.1
$19.0
$32.0
$262.3
$354.1
$553.0
2005
2006
2007
2008E
2009E
2010E
2011E

Pro-Forma EBITDA and EBITDA Margin



$160
$140
$120
$100
$80
$60
$40
$20
$0
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
$0.6
$0.5
$0.3
$2.4
$65.2
$98.8
$159.9
8.5%
3.8%
1.6%
7.4%
24.9%
27.9%
28.9%
2005
2006
2007
2008E
2009E
2010E
2011E

Balance Sheet

(Dollars in millions, Except per Share Data)	2005	2006	2007	Q3 2008
Cash and Equivalents	$2.0	$1.2	$0.9	$1.5
Accounts Receivable	4.9	5.8	8.0	9.0
Bad Debt Provision	0.0	0.0	(1.4)	(1.5)
Notes Receivable	0.1	0.0	0.4	0.0
Prepayments & other receievables	1.8	3.8	8.1	11.9
Inventory	3.8	3.2	3.2	4.1
Provsion of Inventory: Obsolete	0.0	0.0	(0.1)	(0.1)
Total Current Assets	**$12.5**	**$14.0**	**$19.1**	**$24.8**
Net Property, Plant & Equipment	3.3	2.8	2.6	2.6
Goodwill	1.5	1.6	1.6	1.6
Loan	4.4	5.2	4.3	4.3
Investments in Un. Sub	0.5	0.5	0.5	0.5
Other Long-Term Assets	0.0	0.0	0.0	0.0
Total Assets	**$22.0**	**$24.0**	**$28.0**	**$33.8**
Accounts Payable	$4.3	$2.9	$2.8	$2.2
Accrued & Other Current Liabilities	1.3	1.2	1.4	1.8
Taxes payable	2.1	3.0	3.8	3.2
Customer deposits	0.4	0.1	0.7	3.8
Total Current Liabilities	**$8.0**	**$7.3**	**$8.8**	**$11.0**
Revolver/New Debt Financing	0.8	2.5	1.9	2.8
Straight Debt	1.2	0.0	0.0	0.0
Total Debt	**$2.1**	**$2.5**	**$1.9**	**$2.8**
Minority Interest	4.7	5.1	6.9	5.4
Total Liabilities	**$14.8**	**$14.9**	**$17.6**	**$19.2**
Common Stockholders' Equity	7.3	9.1	10.4	14.6
Total Liabilities & Equity	**$22.0**	**$24.0**	**$28.0**	**$33.8**

Appendix

Key Team Players

Dickson V. Lee, MBA, Founder, Chairman-KMC, CEO- LSP

- CPA, former Director of Verizon and former Judge of Hong Kong Financial Court
- Two decades of business experience in China

Dr. Arthur Chen PhD, Technology Advisor

- PhD from MIT with 20 years with G.E. engineering
- Commissioner, WA and NY Technology Centers

Joseph J. Borich, MBA, Board Member

- Chinese expert for the U.S. State Department
- Former US Consul General at Shanghai - 8 years

Willie Aikens, MBA, Business Advisor

- Ex-Boeing Executive
- Leader in Seattle business community

See L&L Management Profile on L&L website: www.inlinternational.com.

China's Coal Consumption

Current Consumption Trends:


(100 million tons)
Conversion sector
Electricity generation
Heat supply
Coke manufacturing
Others
Final consumption
Manufacturing
Residential Consumption
Others
10.8
14.5
12.9
14.2
16.9
19.4
21.7
23.9
Final consumption
Conversion sector
25
20
15
10
5
0
'90
'92
'94
'96
'98
'00
'02
'04
'06

Source: China Energy Statistics Yearbook 2007

- China's coal consumption started to grow sharply in 2003
- Consumption expanded by more than 200 millions tons between 2004 and 2006
- In 2006 the total coal consumption totaled 2.39 billions tons and has increased throughout all sectors
- The coal consumption increase between 2002 and 2006 totaled 980 million tons and included 500 million tons of coal for electricity generation and 190 million tons for coking coal production

Coal Consumption Forecast:

(in million tons)

	Estimates		
	2010	2020	2030
Electricity generation	1,485.6	1,980.8	2,356.6
Heat supply	149.6	177.5	193.1
Coke manufacturing	457.0	545.5	560.4
Self-consumption	102.3	104.3	106.2
Converstion sector total	2,194.5	2,808.0	3,216.4
Manufacturing	387.2	425.7	449.0
Agriculture, transportation, households	118.5	99.8	86.7
Non-energy	11.5	9.6	8.3
Final consumption total	517.3	535.2	544.0
Total	2,711.8	3,343.2	3,760.4

Source: Coal Research Group, Institute of Energy Economics Japan

- Coal consumption is expected to increase mainly due to coal for electricity generation
- The coal for the electricity generation is projected to account for three quarters of the overall coal consumption growth through 2003 (2.36 billion tons or 63% of total consumption in 2030)
- Coking coal demand is estimated to increase to 460 million tons in 2010 (up 100% from 2002) and are projected at 560 million tons in 2030

China's Coal Production

Current Coal Production:


(100 million tons)
National Bureau of Statistics data
6.2
10.8
14.0
12.5
14.5
17.2
19.9
22.0
23.7
Small coalmines
Rural coalmines
Key coalmines
0
5
10
15
20
25
80
82
84
86
88
90
92
94
96
98
00
02
04
06

Source: China Energy Statistics Yearbook 2007 / Coal Industry Year Book

- Coal Production has increased fast since 2003 and an output of 2.37 billion tons has been reached in 2006
- The growth has been dependent on large coal mines production expansion beyond the design capacities and on small coal mines
- The excessive production has resulted in a delay in the consolidation of small coal mines and increased illegal coal mining
- In 2005 the consolidation of small mines has started but small mines still account for 38% of China's total production in 2006

Coal Production Forecast:

(10,000 tons/year)

			11th Plan (2006-2010)
Growth of (design) coal production capacity			
	Growth	Expansion of existing mines	40,800
		Under construction	20,800
		Under planning	20,000
		Construction of new mines	56,100
		Under construction	43,100
		Under planning	13,000
		Total	96,900
	Drop on shutdowns		7,800
	Net production capacity growth		**89,100**

Source: Coal Research Group, Institute of Energy Economics Japan / State Administration of Work Safety

- Under the 11th Five-year plan (for 2004 to 2010) for the coal industry development the total production capacity is projected to grow by 969 million tons
- To fulfill the plan and to develop a competitive and stable system several new coal mines are under construction or in the planning stage mainly in the western provinces
- China also plans to further consolidate small coal mines and is expected to shutdown mines with a total capacity of 78 millions tons

China's Coal Exports and Imports

Coal Exports:


By Category
(10,000 tons)
Anthracite
Coking coal
Steaming coal


By Destination
(10,000 tons)
Others
Philippines
India
Taiwan
South Korea
Japan

Source: The TEX Report

- China's coal exports have decreased from 93.9 million tons in 2003 to 63.3 million tons in 2006
- Coking coal exports have fallen to less than half the level of 2003 due to domestic supply shortages
- The decline in steaming coal exports is attributable to partly elimination of export incentives for coal products, the Chinese RMB's appreciation and the lower export prices than domestic coal price levels

Coal Imports:


By Category
(10,000 tons)
Anthracite
Coking coal
Steaming coal


By Exporter
(10,000 tons)
Others
Mongolia
North Korea
Indonesia
Vietnam
Australia

Source: The TEX Report

- China's coal imports have increased from 10.8 million tons in 2003 to 38.2 million tons in 2006
- The imports of Vietnam's cheap anthracite of lower quality has risen sharply since 2004
- Vietnams' anthracite has mainly been consumed by the southern coastal regions including the Guangdong province and the Guangxi autonomous region
- Coking coal imports have increased by 250% in 2004 due to domestic demand

Coal Prices

Domestic Prices:



(yuan/ton)
800
700
600
500
400
300
200
100
0
Coking coal price (Shanxi)
Coking coal price (Shandong)
Steaming coal price (out of plans)
Steaming coal price (under plans)
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006

Source: Beijing Xinhua InfoLink

- China's domestic coal prices increased sharply and remained high on the tight supply/demand relationship
- The annual average price for coking coal has risen due to supply shortages that emerged in the second half of 2003 and has tripled from 2003 to 2006. Since 2004 prices have leveled off as production has caught up with demand
- The average price for steaming coal has risen more moderately compared to coking coal prices

Import & Export Prices:

(in $ US/ton)

	2000	2001	2002	2003	2004	2005	2006
C.I.F. import price (smokeless coal)	8.60	16.10	21.70	21.20	30.10	51.60	32.72
C.I.F. import price (coking coal)	43.00	47.30	53.90	53.00	66.60	85.50	78.21
C.I.F. import price (steaming coal)	33.30	38.00	32.70	32.40	50.70	50.00	47.60
F.O.B. export price (smokeless coal)	32.50	32.60	22.80	34.50	45.60	80.30	77.05
F.O.B. export price (coking coal)	34.30	37.30	38.40	38.50	90.90	113.30	107.00
F.O.B. export price (steaming coal)	24.90	28.00	28.10	27.10	41.40	53.10	52.26

Source: Beijing Xinhua InfoLink

- Chinese coal export prices rose for all categories in 2004 and 2005 in response to price hikes in global markets as well as the domestic demand
- In 2006 prices fell slightly as global supply increased
- In recent years export prices have been lower than domestic prices and the price gap has been widening
- Imported coal prices have risen on global coal price spikes since 2004 because Chine imports low-grade coal at lower prices

Tian-Ri Coal Mine Excavation Site







Tian-Ri Coal Mine Exploration Samples
-- 7 Exploration wells







Tian-Ri Exclusive Exploration Permit
- Exploration to be completed in May 2008

根据国家法律、法规规定，经审查合格，授予探矿权，特发此证。

证　　号：5300000731420

探矿权人：	富源县天瑞矿产品购销经营部
探矿权人地址：	云南省富源县中安镇惠通街23—4号
勘查项目名称：	云南省富源县天瑞煤矿勘查
地理位置：	云南省曲靖市富源县
图幅号：	G48E016009
勘查面积：	3.38平方公里
有效期限：	2007年10月31日至2008年10月30日
勘查单位：	曲靖晨光地质工程有限责任公司
勘查单位地址：	曲靖市交通路59号

发证机关

2007 年

中华人民共和国国土资源部印制

Registration with Chinese government

- L&L registers subsidiaries with Chinese government – W.O.F.E.


中华人民共和国外商投资企业

批准证书

CERTIFICATE OF APPROVAL

FOR ESTABLISHMENT OF ENTERPRISES WITH FOREIGN INVESTMENT IN THE PEOPLE'S REPUBLIC OF CHINA

Contact Information

L&L International Holdings, Inc.
Mr. Dickson V. Lee, CPA
Phone: (206)-264-8065 (Seattle)
Email: dixon@lnlinternational.com
Website: www.lnlinternational.com

CCG Elite Investor Relations Inc.
Mr. Crocker Coulson, President
Phone: (646)-213-1915 (New York)
Email: crocker.coulson@ccgir.com
website: www.ccgir.com

Legal Counsel - DLA piper

Independent Auditor - Jaspers + Hall, PC